                                                                   Exhibit 99(a)
                        KEYCORP STUDENT LOAN TRUST 2000-B

                             NOTEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)

================================================================================

Distribution Date:  January 25, 2001

(i)      Amount of principal being paid or distributed in respect of the Class A-1 Notes:
                         $19,320,648.08
                        ---------------
                       (  $ 0.0001288  , per $1,000 original principal amount of Class A-1 Notes)
                        ---------------
(ii)     Amount of principal being paid or distributed in respect of the Class A-2 Notes:
                          $0.00
                        ---------------
                       (   $ -         , per $1,000 original principal amount of Class A-2 Notes)
                        ---------------
(iii)    Amount of interest being paid or distributed in respect of the Class A-1 Notes:
                         $3,767,333.33
                        ---------------
                       (  $ 0.0000251  , per $1,000 original principal amount of Class A-1 Notes)
                        ---------------
(iv)     Amount of interest being paid or distributed in respect of the Class A-2 Notes:
                         $12,518,927.78
                        ---------------
                       (  $ 0.0000258  , per $1,000 original principal amount of Class A-2 Notes)
                        ---------------
(v)      Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
         (1)     Distributed to Class A-1 Noteholders:
                          $0.00
                        ---------------
                       (   $ -          , per $1,000 original principal amount of Class A-1 Notes)
                        ---------------

         (2)     Distributed to Class A-2 Noteholders:
                          $0.00
                        ---------------
                       (   $ -         , per $1,000 original principal amount of Class A-2 Notes)
                        ---------------
         (3)     Balance on Class A-1 Notes:
                          $0.00
                        ---------------
                       (   $ -          , per $1,000 original principal amount of Class A-1 Notes)
                        ---------------

         (4)     Balance on Class A-2 Notes:
                          $0.00
                        ---------------
                       (   $ -          , per $1,000 original principal amount of Class A-2 Notes)
                        ---------------
(vi)     Payments made under the Cap Agreement on such date:         January 24, 2001
                                                          ------------------------------------
                       (  $0.00         with respect to the Class A-1 Notes,
                        ---------------
                       (  $0.00         with respect to the Class A-2 Notes;
                        ---------------
                         and the total outstanding amount owed to the Cap Provider:
                                                                                   --------------------------

(vii)    Pool Balance at the end of the related Collection Period:  $566,712,368.35
                                                                  ----------------------------
(viii)   After giving effect to distributions on this Distribution Date:
         (a)     (1)     Outstanding principal amount of Class A-1 Notes:  $130,679,351.92
                                                                         -----------------------------

                 (2)     Pool Factor for the Class A-1 Notes:    0.87119568
                                                            ---------------------------
         (b)     (1)     Outstanding principal amount of Class A-2 Notes:  $485,000,000.00
                                                                         -----------------------------
                 (2)     Pool Factor for the Class A-2 Notes:  1.00000000
                                                            ---------------------------
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
(ix)     Note Interest Rate for the Notes:
         (a)     In general
                 (1)     Three-Month Libor was

                         6.6600000%     for the period from the Closing Date to but excluding 8/25/00 and
                         ---------------
                         6.7600000%     for the period from and including 8/25/00 to but excluding 11/27/2000 and
                         ---------------
                 (2)     The Student Loan Rate was:       7.1657544%
                                                   -----------------------------

         (b)     Note Interest Rate for the Class A-1 Notes:     6.8496970%  (Based on 3-Month LIBOR)
                                                                -------------
         (c)     Note Interest Rate for the Class A-2 Notes:     7.0396970%  (Based on 3-Month LIBOR)
                                                                -------------


(x)              Amount of Master Servicing Fee for  related Collection Period:   $939,573.44
                                                                               -----------------

                          $ 0.000006264  , per $1,000 original principal amount of Class A-1 Notes.
                         ---------------
                          $ 0.000001937  , per $1,000 original principal amount of Class A-2 Notes.
                         ---------------

(xi)             Amount of Administration Fee for related Collection Period:      $3,000.00
                                                                               -----------------
                          $ 0.000000020  , per $1,000 original principal amount of Class A-1 Notes.
                         ---------------
                          $ 0.000000006  , per $1,000 original principal amount of Class A-2 Notes.
                         ---------------

(xii)    (a)     Aggregate amount of Realized Losses (if any) for the related Collection Period:  $32,020.11
                                                                                                -----------------
         (b)     Delinquent Contracts                    # Disb.       %             $ Amount            %
                                                         -------      ----           --------           ---
                 30-60 Days Delinquent                     951        3.01%       $   9,776,692        3.55%
                 61-90 Days Delinquent                     364        1.15%       $   3,655,254        1.33%
                 91-120 Days Delinquent                    151        0.48%       $   1,507,187        0.55%
                 More than 120 Days Delinquent             220        0.70%       $   2,321,826        0.84%
                 Claims Filed Awaiting Payment              12        0.04%       $      73,929        0.03%
                                                      ---------     -------       -------------      -------
                    TOTAL                                1,698        5.37%       $  17,334,889        6.30%

         (c)     Amounts of any Insured Payments made under the Securities Guaranty Ins Policy:       $0.00
                                                                                            ----------------------
         (d)     Reserve Account Balance                                                     $11,112,500.00
                                                                                            ----------------------
                 Draw for this Distribution Date                                                      $0.00
                                                                                            ----------------------
                 Realized Loss Draw                                                                   $0.00
                                                                                            ----------------------
(xiii)   Amount in the Prefunding Account:   $39,080,074.08
                                          -------------------

(xiv)    Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire
                 Subsequent Pool Student Loans:  $ 2,995,694.60
                                              ------------------

(xv)     Amount in the Pre-Funding Account at the end of the Funding period to be distributed:        $0.00
                                                                                            ----------------------

(xvi)    Amount of Insurer Premuim paid to the Securities Insurer on such Distribution Date:    $139,000.00
                                                                                            ----------------------

(xvii)   Amount received from Securities Insurer with respect to the Securities Guaranty Insurance Policy:________

(xviii)  Amount paid to the Securities Insurer in reimbursement of all Insured Payments made pursuant
         to the Securities Guaranty Insurance Policy:           $0.00
                                                     --------------------------

(xix)    The Trust Swap Pymt Amount paid to the Swap Counterparty on such Dist Date:             $35,782.01
                                                                                            ----------------------
         The Amount of any Net Trust Swap Pymt Carryover Shotrfall for such Dist Date:                $0.00
                                                                                            ----------------------
         The Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                   $0.00
                                                                                            ----------------------
         The Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                   $0.00
                                                                                            ----------------------
         and the amount of any Termination Pymt either paid by or made to the Trust on                $0.00
                                                                                            ----------------------
         such Distribution Date:



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